                                                                    EXHIBIT 20.2


                                                            EXHIBIT C

          FORM OF MONTHLY SERIES 1996-2 CERTIFICATEHOLDERS' STATEMENT

                                 Series 1996-2

                      FIRST UNION NATIONAL BANK OF GEORGIA

                      ------------------------------------

                      FIRST UNION MASTER CREDIT CARD TRUST

                      ------------------------------------

     The information which is required to be prepared with respect to the distribution date of July 22, 1996 and with respect to the performance of the Trust during the related Monthly Period.

     Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A. Information Regarding the Current Monthly Distribution (Stated on the basis of $1,000 Original Certificate Principal Amount)

 1 The amount of the current monthly distribution in
   respect of Class A Monthly Principal . . . . . . . . . . . . . . . .               $0.00
                                                                       --------------------

 2 The amount of the current monthly distribution in
   respect of Class B Monthly Principal . . . . . . . . . . . . . . . .               $0.00
                                                                       --------------------

 3 The amount of the current monthly distribution in
   respect of Collateral Monthly Principal. . . . . . . . . . . . . . .               $0.00
                                                                       --------------------

 4 The amount of the current monthly distribution in
   respect of Class A Monthly Interest. . . . . . . . . . . . . . . . .       $1,482,458.67
                                                                       --------------------

 5 The amount of the current monthly distribution in
   respect of Class A Deficiency Amounts. . . . . . . . . . . . . . . .               $0.00
                                                                       --------------------

 6 The amount of the current monthly distribution in
   respect of Class A Additional Interest . . . . . . . . . . . . . . .               $0.00
                                                                       --------------------

 7 The amount of the current monthly distribution in
   respect of Class B Monthly Interest. . . . . . . . . . . . . . . . .         $124,131.19
                                                                       --------------------

 8 The amount of the current monthly distribution in
   respect of Class B Deficiency Amounts. . . . . . . . . . . . . . . .               $0.00
                                                                       --------------------


                                      1
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
      9 The amount of the current monthly distribution in
        respect of Class B Additional Interest. . . . . . . . . . . . . . .                $0.00
                                                                            --------------------

     10 The amount of the current monthly distribution in
        respect of Collateral Monthly Interest. . . . . . . . . . . . . . .          $176,846.93
                                                                            --------------------

     11 The amount of the current monthly distribution in
        respect of any accrued and unpaid Collateral
        Monthly Interest . . . . . . . . . . .. . . . . . . . . . . . . . .                $0.00
                                                                            --------------------

B.   Information Regarding the Performance of the Trust

      1 Collection of Principal Receivables

        (a) The aggregate amount of Principal Collections
            processed during the related Monthly Period
            which were allocated in respect of the
            Class A Certificates. . . . . . . . . . . . . . . . . . . . . .       $21,219,792.36
                                                                            --------------------

        (b) The aggregate amount of Principal
            Collections processed during the
            related Monthly Period which were allocated in
            respect of the Class B Certificates . . . . . . . . . . . . . .        $1,736,203.41
                                                                            --------------------

        (c) The aggregate amount of Principal
            Collections processed during the
            related Monthly Period which were allocated in
            respect of the Collateral Interest. . . . . . . . . . . . . . .        $2,765,007.91
                                                                            --------------------
                                                                            --------------------

      2 Principal Receivables in the Trust

        (a) The aggregate amount of Principal
            Receivables in the Trust as of the end of the
            day on the last day of the related Monthly
            Period. .. . . . . . . . . . . . .. . . . . . . . . . . . . . .    $3,190,479,879.33
                                                                            --------------------

        (b) The amount of Principal Receivables in the
            Trust represented by the Investor Interest of
            Series 1996-2 as of the end of the day on the
            last day of the related Monthly Period. . . . . . . . . . . . .      $363,636,975.00
                                                                            --------------------

        (c) The amount of Principal Receivables in the
            Trust represented by the Series 1996-2
            Adjusted Investor Interest as of the end of the
            day on the last day of the related Monthly
            Period. .. . . . . . . . . . . . .. . . . . . . . . . . . . . .      $363,636,975.00
                                                                            --------------------
                                                                            --------------------

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


   (d) The amount of Principal Receivables in the
       Trust represented by the Class A Investor
       Interest as of the end of the day on the last
       day of the related Monthly Period. . . . . . . . . . . . . . . .     $300,000,000.00
                                                                       --------------------

   (e) The amount of Principal Receivables in the
       Trust represented by the Class A Adjusted
       Investor Interest as of the end of day on the
       last day of the related Monthly Period . . . . . . . . . . . . .     $300,000,000.00
                                                                       --------------------

   (f) The amount of Principal Receivables in the
       Trust represented by the Class B Investor
       Interest as of the end of the day on the last
       day of the related Monthly Period. . . . . . . . . . . . . . . .      $24,546,000.00
                                                                       --------------------

   (g) The amount of Principal Receivables in the
       Trust represented by the Collateral Interest as
       of the end of the day on the last day of the
       related Monthly Period. . . . . . . . . . . . . . . . . . . . .       $39,090,975.00
                                                                       --------------------

   (h) The Floating Investor Percentage with respect
       to the related Monthly Period . . . . . . . . . . . . . . . . .                9.38%
                                                                       --------------------

   (i) The Class A Floating Allocation with respect
       to the related Monthly Period . . . . . . . . . . . . . . . . .                7.74%
                                                                       --------------------

   (j) The Class B Floating Allocation with respect
       to the related Monthly Period . . . . . . . . . . . . . . . . .                0.63%
                                                                       --------------------

   (k) The Collateral Floating Allocation with respect
       to the related Monthly Period . . . . . . . . . . . . . . . . .                1.01%
                                                                       --------------------

   (l) The Fixed Investor Percentage with respect to
       the related Monthly Period. . . . . . . . . . . . . . . . . . .           N/A
                                                                       --------------------

   (m) The Class A Fixed Allocation with respect to
       the related Monthly Period. . . . . . . . . . . . . . . . . . .           N/A
                                                                       --------------------

   (n) The Class B Fixed Allocation with respect to
       the related Monthly Period. . . . . . . . . . . . . . . . . . .           N/A
                                                                       --------------------

   (o) The Collateral Fixed Allocation with respect to                           N/A
       the related Monthly Period. . . . . . . . . . . . . . . . . . .
                                                                       --------------------

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 3 Rebate Accounts

   The aggregate amount of                          Aggregate               Percentage of
   Principal Receivables arising in                  Account                    Total
   Rebate Accounts with respect                      Balance                 Receivables
   to the related Monthly Account                    -------                 -----------
   Receivables                                  $136,935,924.08                 4.22%
                                           --------------------------------------------

 4 Delinquent Balances

   The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly
   Period:

                                                           Aggregate               Percentage of
                                                            Account                    Total
                                                            Balance                 Receivables
                                                            -------                 -----------
   (a) 35 - 64 days:. . . . . . . . . .                  $61,247,058.69                 1.89%
                                                      ------------------------------------------
   (b) 65 - 94 days:. . . . . . . . . .                  $31,392,478.30                 0.97%
                                                      ------------------------------------------
   (c) 95 - 124 days: . . . . . . . . .                  $22,130,154.50                 0.68%
                                                      ------------------------------------------
   (d) 125 - 154 days:. . . . . . . . .                  $17,659,541.46                 0.54%
                                                      ------------------------------------------
   (e) 155 - or more days days: . . . .                  $27,582,365.60                 0.85%
                                                      ------------------------------------------

 5 Investor Default Amount

   (a) The Aggregate Investor Default Amount for
       the related Monthly Period. . . . . . . . . . . . . . . . . . .        $1,994,928.17
                                                                       --------------------

   (b) The Class A Investor Default Amount for
       the related Monthly Period. . . . . . . . . . . . . . . . . . .        $1,645,812.97
                                                                       --------------------

   (c) The Class B Investor Default Amount for
       the related Monthly Period. . . . . . . . . . . . . . . . . . .          $134,660.42
                                                                       --------------------

   (d) The Collateral Default Amount for
       the related Monthly Period. . . . . . . . . . . . . . . . . . .          $214,454.78
                                                                       --------------------
 6 Investor Charge Offs

   (a) The aggregate amount of Class A Investor
       Charge Offs for the related Monthly Period. . . . . . . . . . .                $0.00
                                                                       --------------------

   (b) The aggregate amount of Class A Investor
       Charge Offs set forth in 5(a) above per $1,000
       of original certificate principal amount. . . . . . . . . . . .                $0.00
                                                                       --------------------

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


   (c) The aggregate amount of Class B Investor
       Charge Offs for the related Monthly Period. . . . . . . . . . .                $0.00
                                                                       --------------------

   (d) The aggregate amount of Class B Investor
       Charge Offs set forth in 5(c) above per $1,000
       of original certificate principal amount. . . . . . . . . . . .                $0.00
                                                                       --------------------

   (e) The aggregate amount of Collateral
       Charge Offs for the related Monthly Period. . . . . . . . . . .                $0.00
                                                                       --------------------

   (f) The aggregate amount of Class A Investor
       Charge Offs reimbursed on the Transfer Date
       immediately preceding this Distribution Date. . . . . . . . . .                $0.00
                                                                       --------------------

   (g) The aggregate amount of Class A Investor
       Charge Offs set forth in 5(g) above per $1,000
       original certificate principal amount reimbursed
       on the Transfer Date immediately preceding
       this Distribution Date. . . . . . . . . . . . . . . . . . . . .                $0.00
                                                                       --------------------

   (h) The aggregate amount of Class B Investor
       Charge Offs reimbursed on the Transfer
       Date immediately preceding this Distribution
       Date. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                $0.00
                                                                       --------------------

   (i) The aggregate amount of Class B Investor
       Charge Offs set forth in 5(i) above per $1,000
       original certificate principal amount
       reimbursed on the Transfer Date
       immediately preceding this Distribution Date. . . . . . . . . .                $0.00
                                                                       --------------------

   (j) The aggregate amount of Collateral Charge
       Offs reimbursed on the Transfer Date
       immediately preceding this Distribution Date. . . . . . . . . .                $0.00
                                                                       --------------------

 7 Investor Servicing Fee

   (a) The amount of the Class A Servicing Fee
       payable by the Trust to the Servicer for the
       related Monthly Period. . . . . . . . . . . . . . . . . . . . .          $312,500.00
                                                                       --------------------

   (b) The amount of the Class B Servicing Fee
       payable by the Trust to the Servicer for the
       related Monthly Period. . . . . . . . . . . . . . . . . . . . .           $25,568.75
                                                                       --------------------




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
   (c) The amount of the Collateral Servicing Fee
       payable by the Trust to the Servicer for the
       related Monthly Period. . . . . . . . . . . . . . . . . . . . .           $40,719.77
                                                                       --------------------

   (d) the amount of Servicer Interchange payable
       by the Trust to the Servicer for the related
       Monthly Period. . . . . . . . . . . . . . . . . . . . . . . . .          $227,273.11
                                                                       --------------------

 8 Reallocations

   (a) The amount of Reallocated Collateral
       Principal Collections with respect to this
       Distribution Date . . . . . . . . . . . . . . . . . . . . . . .                $0.00
                                                                       --------------------

   (b) The amount of Reallocated Class B
       Principal Collections with respect to this
       Distribution Date. . . . . . . . .. . . . . . . . . . . . . . .                $0.00
                                                                       --------------------

   (c) The Collateral Interest as of the close of
       business on this Distribution Date. . . . . . . . . . . . . . .       $39,090,975.00
                                                                       --------------------

   (d) The Class B Investor Interest as of the close of
       business on this Distribution Date. . . . . . . . . . . . . . .       $24,546,000.00
                                                                       --------------------

 9 Collection of Finance Charge Receivables

   (a) The aggregate amount of Collections of
       Finance Charge Receivables processed
       during the related Monthly Period which were
       allocated in respect of the Class A Certificates  . . . . . . .        $3,475,876.03
                                                                       --------------------

   (b) The aggregate amount of Collections of
       Finance Charge Receivables processed
       during the related Monthly Period which were
       allocated in respect of the Class B Certificates . . . . . . . .         $284,396.18
                                                                       --------------------

   (c) The aggregate amount of Collections of
       Finance Charge Receivables processed
       during the related Monthly Period which were
       allocated in respect of the Collateral Interest. . . . . . . . .         $452,917.94
                                                                       --------------------

10 Principal Funding Account

   (a) The principal amount on deposit in the
       Principal Funding Account on the related
       Transfer Date. . . . . . . . . . .. . . . . . . . . . . . . . .                $0.00
                                                                       --------------------


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


        (b) The Accumulation Shortfall with respect to
            the related Monthly Period        . . . . . . . . . . . . . . .                $0.00
                                                                            --------------------

        (c) The Principal Funding Investment Proceeds
            deposited in the Finance Charge Account on
            the related Transfer Date         . . . . . . . . . . . . . . .                $0.00
                                                                            --------------------

        (d) The amount of all or the portion of the
            Reserve Draw Amount deposited in the
            Finance Charge Account on the related
            Transfer date from the Reserve Account. . . . . . . . . . . . .                $0.00
                                                                            --------------------

     11 Reserve Draw Amount. . . . . . . . .  . . . . . . . . . . . . . . .                $0.00
                                                                            --------------------

     12 Available Funds

        (a) The amount of Class A Available Funds on
            deposit in the Finance Charge Account on
            the related Transfer Date . . . . . . . . . . . . . . . . . . .        $3,475,876.03
                                                                            --------------------

        (b) The amount of Class B Available Funds on
            deposit in the Finance charge Account on
            the related Transfer Date . . . . . . . . . . . . . . . . . . .          $284,396.18
                                                                            --------------------

        (c) The amount of Collateral Available Funds on
            deposit in the Finance Charge Account on
            the related Transfer Date. . . .  . . . . . . . . . . . . . . .          $452,917.94
                                                                            --------------------

     13 Portfolio Yield

        (a) The Portfolio Yield for the related Monthly
            Period. . . . . . . . . . . . . .  . . . . . . . . . . . . . .                 8.07%
                                                                            --------------------

        (b) The Portfolio Adjusted Yield for the related
            Monthly Period. . . . . . . . . . . . . . . . . . . . . . . . .           N/A
                                                                            --------------------

C.   Floating Rate Determinations

      1 LIBOR for the Interest Period ending on this
        Distribution  . . . . . . . . . . . .  . . . . . . . . . . . . . . .             5.4492%
                                                                            --------------------

      2 Number of days in this interest period. . . . . . . . . . . . . . .        32 days
                                                                            --------------------

      3 Interest Factor . . . . . . . . . . . . . . . . . . . . . . . . . . .           0.58853%
                                                                            --------------------




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


D.   CUSIP Numbers

     1 Class A.. . .. . . . . . . . . . . . .. . . . . . . . . . . . . . . .          337365AC4
                                                                            -------------------

     2 Class B.. . .. . . . . . . . . . . . .. . . . . . . . . . . . . . . .          337365AD2
                                                                            -------------------





                                         FIRST UNION NATIONAL BANK OF
                                         GEORGIA,
                                         Servicer



                                         By: /s/ JAMES H. GILBRAITH II
                                            ---------------------------------


                                         James H. Gilbraith II
                                         Vice President and Managing Director
                                         First Union National Bank of Georgia




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